UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2016

InfuSystem Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35020	20-3341405
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

31700 Research Park Drive

Madison Heights, Michigan 48071

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (248) 291-1210

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 15, 2016, InfuSystem Holdings, Inc. (the “Company”) filed a Notification of Late Filing on Form 12b-25 indicating that the filing of its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2016 (the “Form 10-Q”) will be delayed until after the completion of a restatement of the Company’s previously-filed financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and in its Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2016 and June 30, 2016.

As anticipated, on November 22, 2016, the Company received a letter (the “Deficiency Letter”) from the NYSE MKT LLC (the “NYSE MKT”) indicating that the Company is not in compliance with the filing requirements for continued listing under Sections 134 and 1101 of the NYSE MKT Company Guide as a result of the Company’s delay in filing the Form 10-Q. The Company is required to submit a plan to the NYSE MKT by December 22, 2016 advising of actions it has taken or will take to regain compliance with the continued listing standards by February 22, 2017. The Company intends to submit a plan by the December 22, 2016 deadline. If the Company fails to submit a plan, or if the Company’s plan is not accepted, or if the Company fails to regain compliance by the deadline, the NYSE MKT may commence delisting procedures.

The Company’s management and its independent registered accounting firm continue to work diligently to complete the restated financial statements and the Company intends to regain compliance with the NYSE MKT’s filing requirements.

The Company intends to file amendments to its Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2016 and June 30, 2016 and the Form 10-Q as soon as practicable.

The Company issued a press release on November 28, 2016 disclosing the Company’s receipt of the Deficiency Letter. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued on November 28, 2016 by InfuSystem Holdings, Inc.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFUSYSTEM HOLDINGS, INC.

By:	/s/ Eric K. Steen
Eric K. Steen
President and Chief Executive Officer

Dated: November 28, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued on November 28, 2016 by InfuSystem Holdings, Inc.